Exhibit 10.1

Execution Version

October 6, 2020

Montrose Environmental Group, Inc.

1 Park Plaza, Suite 1000

Irvine, CA 92614

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of April 13, 2020 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Montrose Environmental Group, Inc., a Delaware corporation (“Parent Borrower”), the other Loan Parties from time to time party thereto, Unitranche Loan Transaction LLC and each other financial institutions from time to time party thereto and named therein as a Lender (collectively, the “Lenders” and individually each a “Lender”), Capital One, National Association, as administrative agent (the “Agent”) and joint arranger and for itself as a Lender (including as Swing Lender) and such other Lenders (including the L/C issuers) and HPS Investment Partners, LLC, as joint arranger thereunder. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

At the request of Parent Borrower, Agent and the undersigned Lenders constituting all Lenders agree that the definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is amended as follows:

“Applicable Rate” means (a) with respect to the Incremental Term Loan, the percentage(s) per annum set forth in the Incremental Term Loan Lender Joinder Agreement, (b) with respect to Revolving Loans, (1) three and one-half percent (3.50%) per annum for Eurocurrency Rate Loans and (2) two and one-half percent (2.50%) per annum for Base Rate Loans and (c) for Term Loans, (i) from the Closing Date until the day prior to October 6, 2020, (1) five percent (5.00%) per annum for Eurocurrency Rate Loans and (2) four percent (4.00%) per annum for Base Rate Loans and (ii) on and after October 6, 2020, (1) four and one-half percent (4.50%) per annum for Eurocurrency Rate Loans and (2) three and one-half percent (3.50%) per annum for Base Rate Loans.

Each Loan Party agrees to the foregoing, and each Guarantor ratifies and reaffirms its guaranty of the Obligations after giving effect to the foregoing.

This letter agreement shall not be effective until the Agent has received a duly executed counterpart hereto from the Parent Borrower, the other Loan Parties and the undersigned Lenders. Nothing in this letter amendment shall be deemed to be an amendment of any provisions of the Credit Agreement other than as expressly set forth above. This letter amendment shall be governed by, and construed in accordance with, the laws of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York) without regards to conflicts of law principles that would require application of the laws of another jurisdiction and all applicable laws of the United States of America.

All terms of the Credit Agreement and the other Loan Documents, as amended hereby, remain in full force and effect and constitute the legal, valid, binding obligations of the Loan Parties enforceable against the Loan Parties in accordance with such terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally. This letter amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns. This letter amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect hereto. This letter amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement. Delivery of an executed counterpart of this letter amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

[Signature Pages Follow]

Very truly yours,

CAPITAL ONE, NATIONAL ASSOCIATION, as Agent and as a Lender

By:	/s/ Alfredo Wang
Name:	Alfredo Wang
Title:	Duly Authorized Signatory

UNITRANCHE LOAN TRANSACTION, as a Lender

By:	Capital One, National Association, as Manager

By:	/s/ Earl F. Smith III
Name:	Earl F. Smith III
Title:	Duly Authorized Signatory

By:	HPS Investment Partners, LLC, as Manager

By:	/s/ Michael Fenstermacher
Name:	Michael Fenstermacher
Title:	Managing Director

[Montrose Environmental – Letter Amendment Fall 2020]

Acknowledged and Agreed as of the date set forth above:

PARENT BORROWER:

MONTROSE ENVIRONMENTAL GROUP, INC.

By:	/s/ Allan Dicks
Name:	Allan Dicks
Title:	Chief Financial Officer

CANADIAN BORROWER:

1203524 B.C. LTD.

By:	/s/ Allan Dicks
Name:	Allan Dicks
Title:	Treasurer

[Montrose Environmental – Letter Amendment Fall 2020]

GUARANTORS:

ANALYTICAL ENVIRONMENTAL SERVICES

ADVANCED GEOSERVICES CORP.

ENTHALPY ANALYTICAL, LLC

ENVIRONMENTAL PLANNING SPECIALISTS, INC.

ENVIROSYSTEMS, INCORPORATED

ES ENGINEERING SERVICES, LLC

FRS ENVIRONMENTAL REMEDIATION, INC.

LEYMASTER ENVIRONMENTAL CONSULTING, LLC

MONTROSE AIR QUALITY SERVICES, LLC

MONTROSE WATER AND SUSTAINABILITY SERVICES, INC.

NAUTILUS ENVIRONMENTAL, INC.

PARS ENVIRONMENTAL, INC.

TARGET EMISSION SERVICES USA, LLC

MONTROSE PLANNING & PERMITTING, LLC

MONTROSE WASTE-TO-RESOURCES, LLC

TARGET EMISSION SERVICES INC.

AIR, WATER AND SOIL LABORATORIES, INC.

LEHDER ENVIRONMENTAL SERVICES LIMITED

EMERGING COMPOUNDS TREATMENT TECHNOLOGIES, INC.

MONTROSE FOREIGN HOLDINGS, INC.

THE CENTER FOR TOXICOLOGY AND ENVIRONMENTAL HEALTH,

L.L.C.

CTEH LEASING, L.L.C.

CTEH PROPERTIES, L.L.C.

CTEH GOVERNMENT SERVICES, LLC

CTEH IT SERVICES, LLC

By:	/s/ Allan Dicks
Name:	Allan Dicks
Title:	Treasurer

MONTROSE ENVIRONMENTAL SOLUTIONS, LLC

MONTROSE MEASUREMENTS AND ANALYTICS, LLC

MONTROSE SERVICES, LLC

By:	Montrose Environmental Group, Inc., its Member

By:	/s/ Allan Dicks
Name:	Allan Dicks
Title:	Chief Financial Officer

[Montrose Environmental – Letter Amendment Fall 2020]

MONTROSE ENVIRONMENTAL GROUP AB

By:	/s/ Vijay Manthripragada
Name:	Vijay Manthripragada
Title:	Authorized Signatory

[Montrose Environmental – Letter Amendment Fall 2020]